UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2019

Coronado Global Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56044	83-1780608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bill Baker Way

Beckley, West Virginia 25801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (681) 207-7263

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02  Results of Operations and Financial Condition.

On August 4, 2019 (August 5, 2019 in Australia), Coronado Global Resources Inc. (“Coronado”) filed a Financial Report (including Appendix 4D and a Directors Report) with the Australian Securities Exchange (“ASX”) that includes certain historical financial information for the six months ended June 30, 2019. The Financial Report has been prepared for the purpose of complying with the reporting requirements of the ASX. A copy of the Financial Report is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01  Regulation FD Disclosure.

2019 Half-Year Results Presentation

On August 4, 2019 (August 5, 2019 in Australia), Coronado posted an investor presentation regarding 2019 half-year results on its website at www.coronadoglobal.com.au. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Release of Securities from Voluntary Escrow

On August 4, 2019 (August 5, 2019 in Australia), Coronado’s independent directors approved the early release from voluntary escrow of 10,631,687 shares of Coronado’s common stock, equivalent to 106,316,870 CHESS Depository Interests (“CDIs”) and representing 11% of Coronado’s issued capital, held by Coronado Group LLC.  The release of the shares from escrow will take effect from 2:15 a.m. on August 19, 2019 Eastern Daylight Time (4:15 p.m. on August 19, 2019 Australian Eastern Standard Time), and would facilitate any future sell-down of these shares in the form of CDIs (such potential sell down, a “Sell Down”) by Coronado Group LLC. Any Sell Down would be at a time(s) and price(s) and amount(s) determined by Coronado Group LLC and could occur from 4:15 p.m. Australian Eastern Standard Time on August 19, 2019 onwards.

The escrow period with respect to Coronado Group LLC’s remaining holding of 66,676,416.60 shares of common stock (equivalent to 666,764,166 CDIs) will not be affected. Escrow on this remaining holding will expire at 4:15 p.m. Australian Eastern Standard Time on the first business day after the release of Coronado’s fiscal year 2019 results.

Announcement of New Curragh Mine Plan

On August 4, 2019 (August 5, 2019 in Australia), Coronado announced a new Curragh mine plan targeting 15Mt of annual saleable production by 2023.  A copy of the announcement is attached as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act, or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Financial Report, as filed with the ASX, for the half-year ended June 30, 2019

99.2	2019 Half-Year Results Presentation

99.3	New Curragh Mine Plan Announcement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO GLOBAL RESOURCES INC.

By:	/s/ Richard Rose
Name:	Richard Rose
Title:	Vice President, Chief Legal Officer and Secretary

Date:	August 5, 2019